UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tesla, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On October 19, 2026, Tesla, Inc. (“Tesla”) (i) sent a letter to shareholders, a copy of which is attached as Exhibit 1; (ii) updated its website, VoteTesla.com, to contain information regarding, among other things, Tesla’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”), a copy of which is attached as Exhibit 2; (iii) updated its website, https://www.tesla.com/, a copy of which is attached as Exhibit 3; (iv) updated its website, https://ir.tesla.com/#quarterly-disclosure, a copy of which is attached as Exhibit 4; (v) issued digital advertisements and posted messages via digital and social advertising platforms, copies of which are attached as Exhibit 5; and posted on X, a copy of which is attached as Exhibit 6.

Additional Information and Where to Find It

Tesla has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for the 2026 Annual Meeting. The Definitive Proxy Statement contains important information about the matters to be voted on at the 2026 Annual Meeting. SHAREHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING. Shareholders are able to obtain free copies of these documents, and other documents filed with the SEC by Tesla, through the website maintained by the SEC at www.sec.gov. In addition, shareholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com.

Participant Information

Tesla, its directors (Elon Musk, Robyn Denholm, Ira Ehrenpreis, Joe Gebbia, Jack Hartung, James Murdoch, Kimbal Musk, JB Straubel and Kathleen Wilson-Thompson), and certain of its executive officers (Vaibhav Taneja and Tom Zhu) are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Tesla’s shareholders in connection with the matters to be considered at the 2026 Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Executive Compensation for Fiscal Year 2025” and “Compensation of Directors” in the Definitive Proxy Statement commencing on pages 36 and 61, respectively, and is available here. Information regarding the participants’ holdings of Tesla’s securities can be found in the section titled “Ownership of Securities” in the Definitive Proxy Statement commencing on page 68 and is available here.

Exhibit 1

Dear Tesla Shareholders, Our shareholders are among the most highly engaged shareholders in the world. You have shown that you take your ownership of Tesla seriously, exercising your vote at our annual meetings in record numbers. In doing so, you help drive the future of Tesla. The time to do so again has come. We are asking you to vote with the Board’s recommendations on ALL proposals at the 2026 Annual Meeting of Shareholders — most importantly, the re-election of our Class I Directors. Thank you for your continued support of Tesla. Sincerely, The Tesla Board of DirectorsVoteTesla.comDecember 3, 2026 at 3:00pm CT2026 Annual Meeting of ShareholdersVote “FOR” the re-election of our Class I Directors and ALL proposals on this year’s ballot.

From Master Plan to a Life-Changing Reality

Last year, we presented Part IV of the Tesla Master Plan, designed to create a world of amazing abundance for all — and generate extraordinary value for you as a shareholder. In 2026, we have been executing that plan, investing in the infrastructure and super intelligence to bring it to the physical world and laying the groundwork for our next phase of transformational growth and value creation. This tremendous progress is the result of our management team and this Board working together toward our shared vision for Tesla and for the world. And we are just getting started.

Vehicles



Delivered more than 10 million vehicles to date — scaling our core vehicle production 10x in just six years

Energy Storage


TESLA

Deployed more than 130 gigawatt-hours of energy storage to date — with record deployments out of Megafactory Shanghai

Robotaxi



Expanded Robotaxi service to seven U.S. cities

Megapack 3



Began production of the new Megapack 3 at our Megafactory in Texas

Cybercab



Launched Cybercab, deploying fully autonomous vehicles without steering wheels or pedals in our Robotaxi fleet

Full Self-Driving



Grew FSD (Supervised) usage exponentially, reaching nearly 1.5 million paid customers and more than 15 billion cumulative miles driven to date

Terafab



Launched our Terafab initiative to secure supply of critical components at scale

Manufacturing



Continued building the manufacturing backbone for our next phase of growth — Semi factory opening in Nevada and high-volume Optimus production line in Fremont

Please vote "FOR" the re-election of our Class I Directors and ALL proposals on this year's ballot.

VoteTesla.com

Your Vote Matters

We believe that Tesla has the right strategy, infrastructure and team in place, and we are asking for your vote to ensure we remain on track to deliver on our promise. At a moment of rapid technological change, consistent progress requires proven hands to see our transformation through. That includes the re-election of the three Class I Tesla directors being voted on this year.

What makes our Board so formidable is the complementary skillsets of our directors — and these three bring irreplaceable value to the Boardroom. This is the team that has steered Tesla to become one of the most valuable companies in the world. Your vote to re-elect them is essential to delivering on our bold objectives and everything that comes next.

Tesla Directors Nominated for Re-Election



Elon Musk
CEO and Director



Robyn Denholm
Board Chair



JB Straubel
Director

How to Vote Your Shares

Vote Online

Locate your control number on your proxy materials, visit the listed website, and follow the instructions. If received by email, click the link and follow the instructions.

Vote by QR Code

If your proxy materials include a QR code, scan the QR code using your mobile device and follow the instructions.

Vote by Phone

Registered shareholders can locate the number on your proxy materials, dial the number indicated and follow the prompts.

Vote by Mail

Mark, sign and date the proxy card and return it in the pre-paid envelope provided.

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.Questions?Banks and Brokers +1 (212) 750-5833 (collect)Shareholders +1 (877) 717-3936 (U.S. and Canada) OR +1 (412) 232-3651 (all other countries)Additional Information and Where to Find It Tesla, Inc. (“Tesla”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for Tesla’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2026 Annual Meeting. SHAREHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING. Shareholders are able to obtain free copies of these documents, and other documents filed with the SEC by Tesla, through the website maintained by the SEC at www.sec.gov. In addition, shareholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com.Participant Information Tesla, its directors (Elon Musk, Robyn Denholm, Ira Ehrenpreis, Joe Gebbia, Jack Hartung, James Murdoch, Kimbal Musk, JB Straubel and Kathleen Wilson-Thompson), and certain of its executive officers (Vaibhav Taneja and Tom Zhu) are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Tesla’s shareholders in connection with the matters to be considered at the 2026 Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Executive Compensation for Fiscal Year 2025” and “Compensation of Directors” in the Definitive Proxy Statement. Information regarding the participants’ holdings of Tesla’s securities can be found in the section titled “Ownership of Securities” in the Definitive Proxy Statement.Tesla © 2026 VoteTesla.com

Exhibit 2

T = S l_ r-i Your Board Resources FAQs How to Vote Annual Meeting Details Contacts Explore TeslaVote Tesla Building a World of Amazing Abundance Tesla will hold its 2026 Annual Meeting of Shareholders on Thursday, December 3rd at 3:00pm CT. We are asking shareholdersto VOTEh line with the Board's recommendatiorrs on ALL proposals, which include the re-election of Elon Musk, JBStraubel and Robyn Denholm - each of whom is critical to Teslaas we continue to pioneer new products in SI,robotics and sustainabSty in our quest for amazing abundance for all.How to Vote Attend In PersonContinued building the manufacturing backbone for our next phase of growth - from our Semi factory opening in Nevada to our high-volume Optimus production line in FremontFrom Master Plan to a Life-Changing Reality In 2025, we unveiled Master Plan Part IV. In 2026 we started turning it into reality: building on our strong foundation, investing in the infrastructure fur cur next phase of growth and accelerating the deployment of real -world super intelligence. These milestones are critical to achieving nur goal: creating amazing abundance for all while generating extraordinary value for you ass shareholder. But that future requiresthe right leadership to see it through.Letter to ShareholdersitOur Board Built the Roadmap. Your Vote Ensures They Drive it Forward. Vote FOR Proposal One; Re-elect our three Class I Directors. Tesla has achieved phenomenal progress under this Board's leadership - and we are just getting started. In a time of rapid technological change, continuity of leadership matters. The three Class I Directors up for re-election this year are essential to what comes next.Elon Musk >The architect ol our transformation from si eariy-stage startup to ore of the meet valuable companies n the world and the visionary force behind our mission to build a world of amazing abundance. As Our CEO and ore of our founders, he brings vision, technical expertise and drive that areas essential to Tesla's next ciaplt:'' as they were to every milestonethat caric before it.Robyn Denholm >Our Board Chan wno brings nearly 30 years of executive readers!' o across q obal technology and telecommunications companies, along with deep linauoia.'and operations expertise. Her steady leadership has shaped the governance framework tfiat has guided Tesla tnrough our most consequential moments. Now, her continued leadership is critical to delivering on the plan she hclocd build.JB Straubel >Spent over a decade at the heart of Tesla's technology development, research and operations - bringing unmatched knowledge of how Tesla was built aid where we are going. His expertise in clean, sustainable and affordable energy generation and storage and batteryinnovation makes him an invaluabc eader as Tesla continues to push the boundar as of sustainable energy.Driving the Momentum More About Your Board How to VoteTesla's Voluntary Retail Voting Program Lam Mani» 2023 Privacy and

TESLA
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Meet Your Board

Hands-On, Active Oversight. High Accountability.

We have ambitious goals. Achieving them requires an experienced Board that will continue creating outsized value for shareholders. Our Board has been carefully built over time to include individuals who bring complementary expertise and the technical and financial skills needed to oversee Tesla's future. They are highly engaged, know the business inside and out, and have the vision and experience that are core to Tesla's success.

2026 Board of Director Nominees

These directors are nominated for re-election as Class I Directors at the 2026 Annual Meeting for a three-year term expiring in 2029.

- Elon Musk
- Robyn M. Denholm
- JB Straubel

Board of Directors

- Ira Ehrenpreis
- Joe Gebbia
- Jack Hartung
- James Murdoch
- Kimbal Musk
- Kathleen Wilson-Thompson

Tesla's Voluntary Retail Voting Program
Learn More

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Resources

Shareholder Letters

SEC Filings

Oct 19, 2026	Shareholder Letter: From Master Plan to Life-Changing Reality of Amazing Abundance	View here

Tesla © 2026 Privacy and Legal

Tesla's Voluntary Retail Voting Program
Learn More

TESLA
Your Board | Resources | FAQs | How to Vote | Annual Meeting Details | Contacts | Explore Tesla



FAQs

Where is the 2026 Annual Meeting?

Tesla's 2026 Annual Meeting will be held both virtually via the internet at and in person for a limited number of shareholders at Tesla's Gigafactory Texas located in Austin, Texas. We will also webcast the 2026 Annual Meeting live on the Tesla website.

Who can attend the 2026 Annual Meeting?

Tesla expects to accommodate a limited number of shareholders in person at the 2026 Annual Meeting due to capacity restrictions.

To maximize fairness, Tesla will conduct a random drawing to determine shareholders' eligibility to attend in person. You can enter that drawing here.

Who is entitled to vote at the 2026 Annual Meeting?

All Tesla shareholders as of the close of business on October 13, 2026 are entitled to vote at our 2026 Annual Meeting. Shareholders can VOTE NOW.

Tesla has filed with the U.S. Securities and Exchange Commission a definitive proxy statement and a proxy card with respect to its solicitation of proxies for the 2026 Annual Meeting.

Tesla shareholders are urged to read the proxy materials because they contain important information about Tesla and the 2026 Annual Meeting.

When can I vote?

Shareholders who held Tesla shares as of the close of business on October 13, 2026 are encouraged to cast their vote NOW.

Please keep an eye on your email and mail for voting instructions, including your control number, which is required to cast your vote.

Vote now! Voting is quick and easy!

If you have any questions on how to vote, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

- +1 (877) 717-3936 (U.S. and Canada) OR
- +1 (412) 232-3651 (all other countries)

Banks and Brokers

- +1 (212) 750-5833 (collect)

How do I vote?

Voting is quick and easy! Click here to see how you can cast your vote today.

If you have any questions on how to vote, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

- +1 (877) 717-3936 (U.S. and Canada) OR
- +1 (412) 232-3651 (all other countries)

Banks and Brokers

- +1 (212) 750-5833 (collect)

What do I need to cast my vote?

Shareholders need their control number to cast their vote.

Control numbers can be found on your voting materials. Click here to learn how to locate your voting materials and your control number.

What is the deadline to submit my vote?

For shareholders of record and most shareholders beneficially holding shares via a bank or broker, the deadline to vote via the internet or by phone is 11:59pm ET on December 2, 2026.

Please review and follow any applicable deadlines set forth on your proxy materials.

Vote now! Voting is quick and easy!

How can I vote my shares in person at the 2026 Annual Meeting?

You can vote your shares in person only if you attend the Annual Meeting in person.

Due to capacity restrictions, Tesla expects to accommodate only a limited number of shareholders in person at the 2026 Annual Meeting.

To maximize fairness, Tesla will conduct a random drawing to determine shareholders' eligibility to attend in person. Shareholders of record as of the close of business on October 13, 2026 can enter that drawing by registering on our shareholder platform at www.tesla.com/teslaaccount/retail-shareholder-dashboard.

You can learn more here.

How can I vote my shares virtually at the 2026 Annual Meeting?

Any shareholder who held Tesla shares as of the close of business on October 13, 2026 may vote at the virtual 2026 Annual Meeting here.

To join the virtual meeting, you will need a 16-digit secure "control number" unique to you. The voting materials you receive via mail or email include your individual control number. Once located, click the link for directions on how to vote your shares via your specific brokerage.

I can't find my control number. Can I get another one?

If you cannot find your control number, please click here.

Will shareholders outside the U.S. be able to vote at the 2026 Annual Meeting?

All Tesla shareholders as of the close of business on October 13, 2026 are entitled to vote at our 2026 Annual Meeting.

However, the process may be different for those based outside the U.S. Please contact your broker as soon as possible to determine what you need to do to vote your shares.

Why is the Board recommending the directors up for election this year?

We have ambitious goals and reaching them requires the oversight of a Board that is experienced and capable of continuing to create outsized value for Tesla shareholders.

The Tesla directors up for election – Elon Musk, Robyn Denholm and JB Straubel – bring deep institutional knowledge, complementary skills and expertise and a commitment to shareholder value creation that will be crucial for this next stage.

Importantly, they also have a proven track record in shaping Tesla's future and overseeing the strategy and management of our company.

What is Tesla's governance philosophy?

The Tesla Board firmly believes strong governance and accountability to shareholders are core to Tesla's success. We measure the results of our corporate governance by shareholder returns.

Our Board is active, always evolving and designed to keep Tesla moving fast, adapting to challenges and staying ahead of the competition, so your investment can keep growing, too.

What is the Voluntary Retail Voting Program, and why did Tesla build it?

For too long, retail investors have faced technological barriers that made it hard for them to vote their shares. Tesla wanted to fix that.

So, we pioneered the creation of the Voluntary Retail Voting Program, which provides retail investors a no-fee, investor-directed voting process similar to those currently available to institutional investors.

How do I enroll in the Voluntary Retail Voting Program?

Learn how to enroll here.

Does enrolling in the Voluntary Retail Voting Program affect my vote at the 2026 Annual Meeting?

No. When you enroll in Tesla's Voluntary Retail Voting Program, you will submit a standing instruction that applies to future meetings, and not to this meeting.

It's important that you still vote your shares at the 2026 Annual Meeting.

Tesla's Voluntary Retail Voting Program
Learn More

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Your Vote Is Important

Voting Your Shares Is Quick and Easy

Don't wait – we are asking shareholders to VOTE NOW in line with the Board's recommendations on ALL proposals. Please vote "FOR" Proposal One, the Election of Three Class I Directors.

Vote Online >

Vote by Phone >

Vote by Mail >

Vote by QR Code >

Voting Instructions by Broker

Tips for Finding Your Control Number and Voting Instructions

Learn More


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Important

New

Voluntary Retail Voting Program

Retail investors deserve the same voting access as institutional shareholders — so Tesla pioneered a no-fee, investor-directed process with our Voluntary Retail Voting Program. Learn More

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders
+1 (877) 717-3936 (U.S. and Canada) OR
+1 (412) 232-3651 (all other countries)

Banks and Brokers
+1 (212) 750-5833 (collect)

Tesla's Voluntary Retail Voting Program
Learn More

Tesla © 2026 Privacy and Legal

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Your Board | Resources | FAQs | How to Vote | Annual Meeting Details | Contacts
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Your Vote Is Important

Back to How to Vote

Vote Online
Vote by QR Code
Vote by Phone
Vote by Mail

Vote Online

1. Open the shareholder voting materials you received by mail or email.

2. Locate your unique control number.

3. Follow the directions on how to vote your shares via your specific brokerage.

4. Cast your vote.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR
+1 (412) 232-3651 (all other countries)

Banks and Brokers

+1 (212) 750-5833 (collect)

Tesla's Voluntary Retail Voting Program
Learn More

Tesla © 2026 Privacy and Legal

TESLA

Your Board | Resources | FAQs | How to Vote | Annual Meeting Details | Contacts

Explore Tesla



Your Vote Is Important

Back to How to Vote

Vote Online

Vote by QR Code

Vote by Phone

Vote by Mail

Vote by Phone

1

Open the shareholder voting materials you received by mail.

2

Locate your unique control number on the insert.

3

Call the phone number listed on the insert.

4

Follow the prompts to cast your vote.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR
+1 (412) 232-3651 (all other countries)

Banks and Brokers

+1 (212) 750-5833 (collect)

Tesla's Voluntary Retail Voting Program
Learn More

Tesla © 2026 Privacy and Legal

TESLA
Your Board | Resources | FAQs | How to Vote | Annual Meeting Details | Contacts
Explore Tesla



Your Vote Is Important

Back to How to Vote

Vote Online
Vote by QR Code
Vote by Phone
Vote by Mail

Vote by Mail

1

Open the voting materials you received by mail.

2

Mark, sign and date the proxy card or other voting materials.

3

Return the materials in the pre-paid envelope provided.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR
+1 (412) 232-3651 (all other countries)

Banks and Brokers

+1 (212) 750-5833 (collect)

Tesla's Voluntary Retail Voting Program
Learn More

Tesla © 2026 Privacy and Legal

TESLA
Your Board | Resources | FAQs | How to Vote | Annual Meeting Details | Contacts
Explore Tesla

Your Vote Is Important

< Back to How to Vote

Vote Online
Vote by QR Code
Vote by Phone
Vote by Mail

Vote by QR Code

1. Open the shareholder voting materials you received by mail.
2. Locate the QR code on the insert.
3. Scan the QR code with your phone and follow the instructions shown.
4. Cast your vote.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR
+1 (412) 232-3651 (all other countries)

Banks and Brokers

+1 (212) 750-5833 (collect)

Tesla © 2026 Privacy and Legal

Tesla's Voluntary Retail Voting Program
Learn More

T = S 1_ F Your Board Rasaurcos FAQs Haw to VotB Annual Masting Details Contacts Explore TeslaYour Vote Is Important< Back to How to VoteVoting Instructions by Broker The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select "All Other Brokers Please also remember that you must have been a Tesla shareholder as of the October 13th record date to be able to vote. Some brokers outside of the U.S. don't allow retail shareholders to vote. If you have not received any voting instructions, please contact your broker to confirm If they provide for proxy voting and, if so, to request such instructions. If you have any additional questions regarding how to vote, please contact our proxy solicitor, Innisfree M&A Incorporated, at (877) 717-3936 (from the United States or Canada) or +1 (412) 232-3651 (from other locations).FidelityTn cast your vote or linn, you" I need to search fora specific email in your inbox. which may be in 'your spam folder {same email addressthat is associated with your broker account}. The erne ' may corr-s from one of several different addressee. Search for sr email received in 2026 using the following keywords- 'Tesla’, "Fidelity.lnvestmeiits.email0sharehoiderdous.fidelity.oom', "e-notificationrjedocs.mybrokerageinfo.oanr, or ''idsjproxyvote.com'. Open the email a ic follow the instructions provided to vote. >f you cannot locate this email, try voting bvmall. phone or OR code. If you nave not received any instructions whether via email o< by mail, contact your broker as soon as possible to request such instructions.Robinhood Tn cast your vote online, you1 I need tn search for a specific nmail in your snbox. which may be in your spam folder {sama emaiI address that is associated with your broker account}. Search for an email received in 2026 using ttie following teyworde; "noreply roblnhoodcom Tesla'. Open the ema 1and click VOTE, If 'fan cannot locate this email, try voting hy mail, phnne nr OR cccr If you havo net rtxxiivnd any instructions whether via email or hy mail, contact ynur broker as soon as possible to request such instructionsInteractive Brokers LLCTn cast your vote online, you'11need tu search far a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account}. Search far an email received in 2626 using thfl following keywords- ■'inlnractivnbrnkersSproxyrincs com Tesla’. Open the email and fallow the instructions provided to vote. f 'foa cannot locate this email, try voting by nail phone or OR cues. If you have not received any instructions whether via email or by mail, contact your b-okcr as soon as possibly to request such InstructionsCharles Schwab & Co. (and former TD Ameritrade holders) S'To cast your vote online, you' l need to search fare specific email in your inbox. which may be in your spam folder {sameemail address that is associated with your broker account}. Search for an email received in 2628 using the following keywords, "id$rjproxyvotc.cc<n Tesla". Additionally, you can lug into your brokerage account, use the keywords proxy events' In the search bar arc navigate to proxy events. Alternatively, search lor a16-digit control number in your postal mail. Visit www.proxw6te.comand submit yout 16-digit controlnumber to vote. You may also try voting by m&jl..QtlCQfo2L£JfLCCi£l£ If V°u have not received any Instructions whether via email or by mail, contact your broker as soon as posslb e to request such instructions.1© MerrillLynch To cast 'your vote online, you' I need to search fora specific email In your inbox, which may be In your spam folder 'sama emaiI address that is associated with ycur broker account}. Search for an entail received In 2026 using the following keywords, 'ldiiproxyvote.com Tesla". I he email may come from one of several different addresses so please search your inbox far ‘Tesla" as well. Open the ema I aria follow the instructions provided to vote. I you cannot locate this email, try voting by mail, phone or QH cede. 11 you >ave not received any Instructions whether via email or by mail, contact your broker as soon as passible to request such instructions.Vanguard Brokerage ServicesTo oast your vote online, you' I need to search far a speoifio email in your inbox, which may be in your spam folder {same email address that is associated with your broker account}. Search far an email received in 2026 using the following keywords: ''idaproxy-vatc cam Tasla". Open the email and follow the instructions provided to vote. I you cannot locate this email, try voting by noil, phone urQR cage. If you nave rial received any instructions whetlier via email ar by mail, oontaat your broker as soon as possibKi to request such InstructionsMorgan Stanley (and former E’Trade holders) 2sTo cast your vote online, you' I need to search for a specific email in your i box. which may be in your spam folder (same email address that is associated with your broker account}. Search far an email received in 2628 using the following keywords: "id s;iproxyvote.ca:n Tesla". Open Hie email ana follow the instructions provided to vote. I you cannot locate this email, try voting by mail. phone or QHcede. If you have not received arty instructions whether via email or by mail, contact your broker as soon as passible to request such instructions.B All Other BrokersTo cast your vote online, you' ;need to search for a specific email in your inbox . which may be In ycur spam folder {same emaii address that Is assoc-ated with your broker account}. Try searching lor each of these three terms to see if you can locate an email from your broker sent in 2026. • "id@proxyvoie.com Tesla" • "v&proxydocs.ciam Tesla' • '''jBavtechnoloq es.com lee a' I you find an email, open it and follow the instructions provided to vote. if ‘/ou cannot locate this email, try votrg bv mall, phone or QR cede. If you have not received any instructions whether via email or by (nail, contact your b'oker as soon us passible to request such instructions.Questions? If you need lielo votinp your sltares or have any questions, please contact nur proxy solicitor Innlsfroa MSA Iraorpamtcd.Shareholders +1(877) 717-3930 JZS. and Canada) OR -*-1(4121232 3661 athr.r onuntrn:;)Banks and Brokers -1 (212)750-5833 • rollerxTesla's Voluntary Retail Voting Program LaaltnMutwTf-'tlx © ?02R Prrrauy nndI ngwl

TESLA Your Board Resources FAQs How to Vote Annual Meeting Details Contacts Explore Tesla

Your Vote Is Important

Back to How to Vote

Vote Online
Vote by QR Code
Vote by Phone
Vote by Mail

Tips for Finding Your Control Number and Voting Instructions

Emails with your voting instructions are being sent out. Keep an eye out for an email from your broker with instructions or search using the following keywords: "Tesla", "Vote", "@proxyvote.com", "@proxydocs.com" or "@saytechnologies.com". If you find that email, open it and follow the instructions provided.

Many (but not all) shareholders who have elected for email delivery of their proxy materials may be able to vote through proxyvote.com. If you already have a proxyvote.com account, please log in and check if Tesla is listed under "My Available Meetings". If you do not yet have an account, you can "Create an Account" on proxyvote.com using your email address that is linked to your brokerage account(s). Once you follow the instructions and verify your email address, check if Tesla is listed under "My Available Meetings".

Contact our proxy solicitor, Innisfree, for assistance at (877) 717-3936 (from the United States or Canada) or +1 (412) 232-3651 (from other locations). Some shareholders may even be able to vote over the phone by calling Innisfree. Please note that this voting option is not available for all shareholders.

Contact your broker as soon as possible for help and to request voting instructions. You can find voting instructions by broker HERE.

Questions?

If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated.

Shareholders

+1 (877) 717-3936 (U.S. and Canada) OR
+1 (412) 232-3651 (all other countries)

Banks and Brokers

+1 (212) 750-5833 (collect)

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Tesla © 2026 Privacy and Legal

TESLA
Your Board | Resources | FAQs | How to Vote | Annual Meeting Details | Contacts
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AMAZING ABUNDANCE

2026 Annual Shareholder Meeting

Thursday, December 3, 2026 | 3:00 PM CT

Enter for a chance to attend the Annual Meeting in person.

Enter the Drawing

Limited In-person Event

We expect to accommodate a limited number of shareholders in-person at the 2026 Annual Shareholder Meeting due to capacity restrictions. The event will be held at:

Tesla, Inc.
1 Tesla Road
Austin, TX 78725

To maximize fairness, we are conducting a random drawing to determine our shareholders' eligibility to attend the meeting in person. The deadline for entry is Friday, November 6, 2026, at 11:59 PM Central Time.

If you are selected through the drawing, your selection is further subject to confirmation of your identity in the form of valid government-issued identification. Selections are non-transferable. Please carefully review the 2026 Annual Shareholder Meeting Drawing Terms.

We expect to begin communicating attendee selections during the week of November 16, 2026.

Virtual Meeting

We are providing any shareholder as of October 13, 2026, with the means to join the 2026 Annual Shareholder Meeting virtually at http://www.virtualshareholdermeeting.com/TSLA2026. The virtual meeting will feature the same livestream accessible to the public, plus the option to submit votes and written comments on meeting agenda items. To join the virtual meeting, you will need a 16-digit secure "control number" unique to you, which you can obtain as follows:

- If you are a "shareholder of record" with shares registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (a minority of Tesla shareholders), you can find the control number on the Notice of Internet Availability or paper proxy card that was sent to you.
- If you are a beneficial owner of shares held in street name:
  - The voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany these proxy materials will tell you how to use the Internet or telephone to direct the vote of shares held in your account.
  - If your voting instruction form does not include Internet or telephone information, please complete, and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Shareholders who vote by proxy or by telephone need not return a proxy card or voting instruction form by mail.

2026 Annual Shareholder Meeting Drawing Terms

1. **Participation.** Tesla will conduct a random drawing to determine its shareholders' eligibility to attend its 2026 Annual Shareholder Meeting in person. The drawing will be held strictly in accordance with these 2026 Annual Meeting of Shareholders Drawing Terms ("Terms") and no exceptions will be made. Participation is voluntary and does not create a legal partnership, agency or other relationship between an entrant and Tesla. Entries must be made by Friday, November 6, 2026, at 11:59 PM Central Time. Incomplete applications, or attempted applications by means other than through the online application form, will not be considered. NO PURCHASE OR PAYMENT OF ANY KIND IS NECESSARY TO ENTER OR BE SELECTED. A PURCHASE OR PAYMENT WILL NOT INCREASE AN ENTRANT'S CHANCES OF BEING SELECTED. DRAWING IS VOID WHERE PROHIBITED BY APPLICABLE LAW. By participating in the drawing, each entrant certifies that such entrant is of the legal age of majority in the jurisdiction in which such entrant resides (at least 18 years of age in many countries) and satisfies all eligibility requirements and conditions detailed herein.
2. **Eligibility.** Each entrant will be required to submit proper evidence of share ownership as of October 13, 2026, pursuant to the instructions outlined on the Tesla Shareholders Platform.
3. **General Conditions.** All determinations by Tesla with respect to the drawing or any entrant's eligibility will be final. Tesla, in its sole discretion, will determine the validity of each entry. If Tesla determines or believes that any entry is fraudulent, illegitimate or invalid, or that any entrant has failed to comply with or has violated any provision of these Terms or other Tesla policies, Tesla will have the right in its sole discretion to disqualify any affected entrant(s). Tesla reserves the right to modify these procedures or whether and how the in-person portion of the event will be held in its sole discretion. Tesla may be required to or choose to change the date, time, location and/or format of the event. Irrespective of changes in schedule, government travel restrictions or other foreseeable and unforeseeable events, Tesla will not be responsible for any travel or lodging arrangements made or other expenses incurred in anticipation or furtherance of attending the event in person. INVITATIONS TO ATTEND THE EVENT ARE NOT TRANSFERABLE AND ANY ATTEMPT TO TRANSFER AN INVITATION TO ANY OTHER PERSON WILL BE VOID AND WILL RESULT IN SUCH INVITATION BEING RESCINDED.
4. **Release and Limitations.** By participating in this drawing, and to the extent there are any media recordings (photograph/video) of the event, each entrant authorizes and releases Tesla, or its respective licensees, affiliates, successors and assignees the right, where permitted by law, without any further notice, review or consent to print, publish, broadcast, distribute and use, worldwide in any media now known or hereafter in perpetuity and on a worldwide basis, the photographs, images or video shared or captured with or on behalf of Tesla, including, without limitation, the content of media including subjects captured, associated content, voice, likeness, image or statements, as well as metadata information for any purpose including but not limited to news, publicity, advertising, public relations or other promotional purposes without any expectation of compensation or remuneration now or in the future. Each entrant also agrees that Tesla will have no liability for, and shall be held harmless by such entrant against, any liability for any injuries, losses or damages of any kind to persons, including personal injury or death, or property resulting in whole or in part, directly or indirectly, from acceptance, or participation in this drawing, or any claims based on publicity rights, defamation or invasion of privacy. The released parties are not responsible if any eligibility is revoked due to cancelations, delays or interruptions due to acts of God, war or government, natural disasters, weather or terrorism.
5. **Notification of Selection.** Each selected entrant will be notified by direct email using the email address provided during the entry process. If any additional information is required to confirm eligibility, entrant must respond to the direct email message within forty-eight (48) hours after the direct email message is sent. If such selected entrant does not respond to the direct email message with a submission of a legible and complete copy of any additional proper evidence demonstrating eligibility to attend this event as described on the Tesla Shareholder Platform, such selected entrant may be disqualified, and Tesla reserves the right to select an alternative entrant at random.
6. **Conduct.** By participating in this drawing, each entrant agrees in advance, if selected, to conduct himself or herself at the event in a responsible, professional and courteous manner, free from disruptive behavior, including foul language and obscene gestures (as well as any obscene or indecent messages on signs or clothing). Firearms and other weapons of any kind are not permitted on the premises regardless of permits. Each selected entrant will further comply with local Texas public health authority requirements, requests from Tesla staff regarding safety and any changes to operations and/or emergency response procedures. Any lack of adherence to this code of conduct may result in permanent disqualification from future Tesla events, as well as potential violation of local ordinances resulting in possible arrest and prosecution.
7. **Governing Law.** Any litigation or dispute resolution between the entrant and Tesla arising out of or relating to these Terms, will take place in the Western District of Texas, and each entrant and Tesla hereby consent to the personal jurisdiction of and exclusive venue in the state and federal courts within that District with respect to any such litigation or dispute resolution. This Agreement will be governed by and construed in accordance with the laws of the United States and the State of Texas, except that body of Texas law concerning conflicts of law.
8. **Privacy.** Each entrant applying for a chance to attend the event in-person acknowledges and understands that the entry information submitted may be stored and processed in any country in which Tesla has facilities or in which Tesla engages service providers. Those countries may not have the same data protection laws as the country in which the entrant initially provided that information. When Tesla transfers information from or about an entrant to other countries, Tesla will protect it as described in Tesla's Privacy Notice. By submitting an entry, or otherwise providing information to Tesla, each entrant consents to the transfer of information from or about such entrant to countries outside of such entrant's country of residence, including the United States. Entrant information will not be used for marketing, and is processed and retained only for the purposes described herein, and in accordance with Tesla's Privacy Notice.

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Tesla © 2026 | Privacy and Legal

5 m Your Board Resources FAQs How to Vote Annual Meeting Details Contacts Explore TeslantactsInvestors annualshareholder@tesla.comVoting Innisfree M&A Incorporated Shareholders +1 (877) 717-3936 (U.S. and Canada) OR +1 (412) 232-3651 (all other countries)Banks and Brokers +1 (212) 750-5833 (collect)XTesla's Voluntary Retail Voting Program LeamMoraTesla © 2026 Privacy and Legal

Exhibit 3

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2026 Annual Shareholder Meeting

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Account Consensus Delivery Earnings Earnings Earnings See More Delivery Delivery Delivery Press Releases 10-Q 10-Q 10-K 10-Q 10-Q 10-Q SEC Filing 0) Listen 0 Listen ) Listen 0 Listen Corporate Governance Other Documents & Events Weboast with Q&A |Q&A ) Listen | Q&A 0 Listen |Q&A |Q&A |Q&A Q&A SEC Filings Download Download Download Download Download Download Shareholder Deck Impact Vote Press Release Press Release Press Release Press Release Press Release Press Release Press Release Retail Voting Program Production & Delivery Dashboard Year 2026 2025 TESLR Investor Relations Q2 Q1 Q3 Q2 Q1 Q4 Q3 Sign Up Quarter Documents and Events Investor Relations Oct 21, 2026 Jul 22, 2026 2026 Annual Shareholder Meeting Sign up for a chance to attend in person. Earnings Date Apr 22, 2026 Jan 28, 2026 Oct 22, 2025 Jul 23, 2025 Apr 22, 2025 Quarterly Disclosure Tesla @ 2026 Subsoription Preferences Contact & FAQ Privacy & Legal

Exhibit 5

Exhibit 6

Tesla ©Tesla0 -Tesla shareholders: Our Annual Meeting is coming up on Dec 3rdThis year, we’re asking you to vote “FOR" all three proposals on the ballot, including the re-election of Elon Musk, Robyn Denholm and JB Straubel to Tesla’s Board.Last year, we laid out our vision for building a world of amazing abundance - this year, it’s been coming to life. And we’re only getting started...Your vote is critical to helping us maintain that momentum.Voting instructions & control numbers to follow soon.More info: votetesla.com Tesla 2025 Annual Meeting: Protecting Your investment & Shaping the FutureFrom votetesla.com 10:03 AM ■ Oct 19, 2026 • 13K Views